SCHEDULE 14A

                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the

                         Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]    Definitive Proxy Statement                 Commission Only (as permitted
[ ]    Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]    Soliciting Material Pursuant
       to Rule 14a-11(c) or Rule 14a-12

                      U.S.-China Industrial Exchange, Inc.
                      ------------------------------------
                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


I.       Title of each class of securities to which transaction applies:


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II.      Aggregate number of securities to which transaction applies:


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




III. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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IV.      Proposed maximum aggregate value of transaction:


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V.       Total fee paid:


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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


VI.      Amount Previously Paid:


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VII.     Form, Schedule or Registration Statement No.:



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VIII.    Filing Party:



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Date Filed:

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

                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.

                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814
                            ------------------------

                                  June 4, 2001

Dear Shareholder:

                  You are cordially invited to attend the Annual Meeting of Shareholders of U.S.-China Industrial Exchange, Inc. (the "Company") to be held at the Company's offices at 7201 Wisconsin Avenue, Bethesda, Maryland, on Tuesday, July 17, 2001 at 10:00 A.M., local time. The matters to be acted upon at that meeting are set forth and described in the Notice of Annual Meeting and Proxy Statement which accompany this letter. We request that you read these documents carefully.

                  We hope that you plan to attend the meeting. However, if you are not able to join us, we urge you to exercise your right as a shareholder and vote. Please promptly sign, date and return the enclosed proxy card in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting of Shareholders and vote in person even if you have previously mailed your proxy card.

                                           Sincerely,

                                           ROBERTA LIPSON
                                           Chairperson of the Board of Directors

IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE.

                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.
                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 17, 2001

To the Shareholders of U.S.-China Industrial Exchange, Inc.:

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders (the "Meeting") of U.S.-China Industrial Exchange, Inc. (the "Company") will be held at the offices of the Company, 7201 Wisconsin Avenue, Bethesda, Maryland, on Tuesday, July 17, 2001 at 10:00 A.M., local time, to consider and act upon the following matters:

         1. The election of seven directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;

         2. The ratification and approval of the appointment of Ernst & Young, LLP as independent certified accountants for the Company for the fiscal year ending December 31, 2001;

         3. The amendment of the Company's 1994 Stock Option Plan to increase from 68,750 (giving effect to the Company's 10% stock dividend effective as of September 13, 2000) to 288,750 (giving effect to the stock dividend) the number of shares of Common Stock for which options may be granted thereunder and to effect related changes; and

         4. The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

         Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement. The close of business on June 1, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

                                             By Order of the Board of Directors,

                                             ELYSE BETH SILVERBERG
                                             Secretary

Bethesda, Maryland
June 4, 2001

================================================================================

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH SHAREHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. AN ENVELOPE ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

================================================================================

                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.
                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------


         This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share ("Common Stock"), and Class B Common Stock, par value $.01 per share ("Class B Common Stock"), of U.S.-China Industrial Exchange, Inc. (the "Company") in connection with the solicitation by and on behalf of its Board of Directors of proxies ("Proxy" or "Proxies") for use at the 2001 Annual Meeting of Shareholders (the "Meeting") to be held on Tuesday, July 17, 2001, at 10:00 A.M., local time, at the offices of the Company, 7201 Wisconsin Avenue, Bethesda, Maryland and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement, Proxies and annual reports is to be borne by the Company. The Company also will reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview. The approximate mailing date of this Proxy Statement is June 4, 2001.

         Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted for the election of all nominees named herein to serve as directors and in favor of the proposal set forth in the accompanying Notice of Annual Meeting of Shareholders and described below.

         A Proxy may be revoked by a shareholder at any time before its exercise by filing with Elyse Beth Silverberg, the Secretary of the Company, at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date, or by attending the Meeting and electing to vote in person. Attending the Meeting will not, in and of itself, constitute revocation of a Proxy.

         The close of business on June 1, 2001 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the Record Date, there were 657,319 shares of Common Stock and 193,750 shares of Class B Common Stock outstanding. The shares of Class B Common Stock are convertible at any time into shares of Common Stock on a one-for-one basis. Each holder of Common Stock is entitled to one vote for each share held by such holder and each holder of Class B Common Stock is entitled to six votes for each share held by such holder. Shares of Common Stock and Class B Common Stock vote as one class.

         A majority of the shares entitled to vote, represented in person or by Proxy, is required to constitute a quorum for the transaction of business at the Meeting. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for determining the presence of a quorum.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         At the Meeting, shareholders will elect seven directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all Proxies received for the election of Mmes. Roberta Lipson, Elyse Beth Silverberg and Carol R. Kaufman, and Messrs. Lawrence Pemble, Robert C. Goodwin, Jr., A. Kenneth Nilsson and Julius Y. Oestreicher (collectively, the "Nominees") to serve as directors upon their nomination at the Meeting. All Nominees currently serve on the Board of Directors and their terms expire at the Meeting. Each Nominee has advised the Company of his or her willingness to serve as a director of the Company. In case any Nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of the Company and their present positions with the Company are as follows:

Name                                   Positions with the Company
----                                   --------------------------

Roberta Lipson                         Chairperson of the Board of Directors,
                                       Chief Executive Officer and President

Elyse Beth Silverberg                  Executive Vice President, Secretary and Director

Lawrence Pemble                        Executive Vice President Finance and Business
                                       Development and Director

Robert C. Goodwin, Jr.                 Executive Vice President Operations, Treasurer,
                                       Assistant Secretary, General Counsel and Director

A. Kenneth Nilsson  (1)  (2)           Director

Julius Y. Oestreicher  (1)  (2)        Director

Carol R. Kaufman  (2)                  Director
-----------------
(1)      Member of the Compensation Committee.
(2)      Member of the Audit Committee.

         All directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been elected and qualified. The officers of the Company are elected by the Board of Directors at the first meeting after each annual meeting of the Company's shareholders and hold office until their death, until they resign or until they have been removed from office.

INFORMATION ABOUT NOMINEES

         Set forth below is certain information with respect to each director and Nominee:

         ROBERTA LIPSON, 46, co-founded the Company in 1981. Ms. Lipson has served as the Chairperson of the Board of Directors, Chief Executive Officer and President since that time. From 1979 until founding the Company in 1981, Ms. Lipson was employed in China by Sobin Chemical, Inc., a worldwide trading company, as Marketing Manager, coordinating marketing and sales of various equipment in China. Ms. Lipson was employed by Schering-Plough Corp. in the area of product marketing until 1979. Ms. Lipson received a B.A. degree in East Asian Studies from Brandeis University and an M.B.A. from Columbia University Graduate School of Business. Ms. Lipson's husband is the cousin of Ms. Silverberg.

         ELYSE BETH SILVERBERG, 44, co-founded the Company in 1981. Ms. Silverberg has served as the Company's Executive Vice President and Secretary and as a Director since that time. Prior to founding the Company, from 1980 to 1981 Ms. Silverberg worked with Ms. Lipson at Sobin Chemical, Inc. and was an intern in China with the National Council for U.S.-China Trade from 1979 to 1980. Ms. Silverberg received a B.A. degree in Chinese Studies and History from the State University of New York at Albany.

         LAWRENCE PEMBLE, 44, joined the Company in 1984 and has served as Executive Vice President Finance and Business Development since January 1997. From 1986 until 1997, Mr. Pemble served as Vice President of Marketing. From 1986 through April 1992 and September 1993 to the present, Mr. Pemble has also served as a Director of the Company. Prior to joining the Company, Mr. Pemble was employed by China Books and Periodicals, Inc. as Manager, East Coast Center. Mr. Pemble received a B.A. degree in Chinese Studies and Linguistics from the State University of New York at Albany.

         ROBERT C. GOODWIN, JR., 60, has served as Executive Vice President Operations since January 1997, as Assistant Secretary since June 1995 and as General Counsel, Treasurer and a Director of the Company since October 1992. In addition to his other duties, from October 1992 until January 1997, Mr. Goodwin served as Vice President of Operations for the Company. Prior to joining the Company, Mr. Goodwin was engaged in the private practice of law from 1979 to 1992, with a specialty in international law, in Washington, D.C. and had served as the Company's outside counsel since 1984. Prior to such employment, Mr. Goodwin served for two years as the Assistant General Counsel for International Trade and Emergency Preparedness for the United States Department of Energy and for three years as the Deputy Assistant General Counsel for the Federal Energy Administration. From 1969 until 1974, Mr. Goodwin served as an attorney-advisor for the U.S. Department of Commerce. Mr. Goodwin received a B.A. degree from Fordham University and a J.D. from Georgetown University Law Center.

         A. KENNETH NILSSON, 68, has served as a Director of the Company since January 1997. Since 1989, Mr. Nilsson has served as Chairman of Eureka Group, Inc., a consulting firm he founded in 1972. Prior to 1989, Mr. Nilsson served as Vice Chairman of Cooper Companies, Inc., President of Cooper Laboratories, Inc., and President of Cooper Lasersonics, Inc. He previously served as an executive of Max Factor & Co., Ltd. and of Pfizer International, Inc. Mr. Nilsson received a B.A. degree in Telecommunications from the University of Southern California and an M.A. in Political Science from the University of California.

         JULIUS Y. OESTREICHER, 71, has served as a Director of the Company since January 1997. Mr. Oestreicher has been a partner with the law firm of Oestreicher & Ennis, LLP and its predecessor firms for thirty years, engaged primarily in estate, tax and business law. Mr. Oestreicher received a B.S. degree in Business Administration from City College of New York and a J.D. from Fordham University School of Law.

         CAROL R. KAUFMAN, 51, was appointed a Director of the Company in November 2000. Ms. Kaufman has been Vice President and Chief Administrative Officer of The Cooper Companies, a medical device company, since October 1995 and was elected Vice President of Legal Affairs in March 1996. From January 1989 through September 1995, she served as Vice President, Secretary and Chief Administrative Officer of Cooper Development Company, a healthcare and consumer products company that was a former affiliate of The Cooper Companies. Ms. Kaufman received her undergraduate degree from Boston University.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors held two meetings and took action by unanimous written consent four times during 2000. All of the directors attended both meetings of the Board of Directors that occurred during 2000 (except for Mr. Julius Oestreicher, who attended only one of the two meetings). Ms. Kaufman was elected as a director subsequent to the meetings of the Board of Directors.

         The Company has no executive or nominating committee of the Board of Directors, but has a Compensation Committee and an Audit Committee.

         The function of the Compensation Committee is to make relevant compensation decisions of the Company and to attend to such other matters relating to compensation as may be prescribed by the Board of Directors. The Compensation Committee held one (1) meeting during 2000.

         The Audit Committee consists of Ms. Kaufman and Messrs. Nilsson and Oestreicher, each of whom meets the independence requirements for audit committee members under the listing standards of the Nasdaq National Market, on which the Common Stock is quoted. The function of the Audit Committee is to make recommendations concerning the selection each year of the independent auditors of the Company, to review the effectiveness of the Company's internal accounting methods and procedures and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation. The specific functions and responsibilities of the Audit Committee are set forth in the written charter of the Audit Committee adopted by the Board of Directors, which is attached as Appendix A to this Proxy

Statement. The Audit Committee reviews and reassesses its Charter annually and recommends any changes to the Board of Directors for approval. A report of the Audit Committee appears under the caption "Audit Committee Report" below. The Audit Committee held five (5) meetings during 2000.

AUDIT COMMITTEE REPORT

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 with management, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, and not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board. The Audit Committee discussed the fact that there were no non-audit services provided by the independent auditors in fiscal year 2000.

         The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held five (5) meetings during fiscal year 2000.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission (the "SEC"). The Audit Committee and the Board of Directors have also recommended, subject to shareholder approval, the selection of Ernst & Young, LLP as the Company's independent auditors.

         For the fiscal year ended December 31, 2000, fees for services provided by Ernst & Young, LLP were $79,725.00, all of which constituted audit fees.

                                                       A. Kenneth Nilsson, Chair
                                                       Julius Oestreicher
                                                       Carol R. Kaufman

COMPENSATION OF DIRECTORS

         Effective July 2000, each director who is not an employee of the Company is paid for service on the Board of Directors a retainer at the rate of $3,000 per annum and an additional $1,000 for each meeting of the Company's shareholders attended, $500 for each meeting of the Board of Directors attended and $300 for each meeting of a committee of the Board of Directors attended. The Company also reimburses each director for reasonable expenses in attending meetings of the Board of Directors. Directors also receive stock options as determined by the Board of Directors. Directors who are also employees of the Company are not separately compensated for their services as directors.

         On July 11, 2000, each of Messrs. Oestreicher and Nilsson was granted, pursuant to the Company's 1994 Stock Option Plan (the "Stock Option Plan"), options to purchase up to 2,200 shares (giving effect to the Company's 10% stock dividend effective as of September 13, 2000 (the "Stock Dividend")) of Common Stock at an exercise price of $8.8875 per share (giving effect to the Stock Dividend). On September 11, 2000, each of Messrs. Oestreicher and Nilsson was granted, pursuant to the Stock Option Plan, options to purchase up to 6,600 shares (giving effect to the Stock Dividend) of Common Stock at an exercise price of $9.5625 per share (giving effect to the Stock Dividend), subject to the approval (the "Approval") by the Company's shareholders of an amendment to the Stock Option Plan, as described in Proposal 3 of this Proxy Statement. On November 20, 2000, Ms. Kaufman was granted, pursuant to the Stock Option Plan, options to purchase up to 900 shares of Common Stock at an exercise price of $8.625 per share. All of the foregoing options have a term of ten (10) years and are immediately exercisable (except for the options subject to the Approval, which will become exercisable with respect to all underlying shares of Common Stock immediately after the Approval is obtained).

                     REPORT OF THE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

         The Compensation Committee of the Board of Directors is composed entirely of non-employee directors and is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board of Directors, determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

         The objectives of the Company's executive compensation program are to:

         *        Support the achievement of desired Company performance

         * Provide compensation that will attract and retain superior talent and reward performance

         The executive compensation program provides an overall level of compensation opportunity that is intended to be competitive. The Compensation Committee has considered companies of comparable size and in similar industries. The Compensation Committee believes that the Company is atypical in its combination of operations and China-based location, as well as other operational and human resource circumstances. As such, the Compensation Committee has designed its executive compensation in light of such circumstances.

EXECUTIVE OFFICER COMPENSATION PROGRAM

         The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options, specific performance-based bonuses and various benefits, including medical and pension plans generally available to employees of the Company. The employment agreements with the Company's executive officers were automatically extended for the one-year periods ending April 30, 2001 and 2002, and are subject to successive annual renewals. See "Executive Compensation - Employment Agreements."

BASE SALARY

         Base salary levels for the Company's executive officers are competitively set relative to historical levels as well as comparable entities in similar industries. In determining salaries, the Compensation Committee also takes into account individual experience and performance, as well as specific circumstances, particular to the Company.

STOCK OPTION PROGRAM

         The stock option program is the Company's long-term incentive plan for providing an incentive to key employees (including directors and officers who are key employees) and to directors who are not employees of the Company.

1994 STOCK OPTION PLAN

         The Stock Option Plan authorizes the Board of Directors or a committee thereof to award key executives stock options. Options granted under the plan may contain terms determined by the Board of Directors (or a committee thereof), including exercise periods and price; provided, however, that the Stock Option Plan requires that the exercise price of the options may not be less than the fair market value of the Common Stock on the date of the grant and the exercise period may not exceed ten years, subject to further limitations.

BENEFITS

         The Company provides to executive officers medical and pension benefits that generally are available to employees of the Company. The amount of perquisites, as determined in accordance with the rules of the SEC relating to executive compensation, exceeded 10% of salary for the fiscal year ended December 31, 2000 with respect to Mmes. Lipson and Silverberg. The principal components of these perquisites were cost of tuition and housing in China.

BONUS

         In light of the Compensation Committee's satisfaction with the performance of management and the Company in general, the Company may provide bonuses to certain executive officers.

CHIEF EXECUTIVE OFFICER COMPENSATION

         During the fiscal year ended December 31, 2000, the employment agreement with the Company's Chief Executive Officer, Roberta Lipson, was automatically extended for the one-year periods ending April 30, 2001 and 2002. The employment agreement is subject to successive annual renewals. During the fiscal year ended December 31, 2000, the annual salary of Ms. Lipson pursuant to her employment agreement increased to $174,656 from $160,684 for the prior year. In addition, during the fiscal year ended December 31, 2000, Ms. Lipson was granted options to purchase 22,000 shares of Common Stock. In making these compensation decisions, the Compensation Committee specifically considered the Company's recent revenue and earnings performance in the context of the continuing difficult time and unpredictable political and economic circumstances of the Company's industries, as well as the increased risk of loss of qualified management personnel.

         In addition, during fiscal year ended December 31, 2000, the Company granted to its four executive officers, pursuant to the Stock Option Plan, options to purchase an aggregate of 105,050 shares of Common Stock, including Ms. Lipson's options referred to above. All of the options were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant and for a term of ten years.

                                           Julius Y. Oestreicher
                                           A. Kenneth Nilsson

                                           Members of the Compensation Committee

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth information as to the ownership of shares of the Company's Common Stock and Class B Common Stock as of June 1, 2001 with respect to (i) holders known to the Company to beneficially own more than five percent of the outstanding Common Stock or the Class B Common Stock,
(ii) each director, (iii) the Company's Chief Executive Officer and each other executive officer whose annual cash compensation for 2000 exceeded $100,000 and
(iv) all directors and executive officers of the Company as a group. The following calculation takes into account the Company's one-for-eight reverse stock split of its Common Stock and Class B Common Stock, as well as the expiration of the Class A and Class B Warrants on August 18, 1999, and the Stock Dividend.

                                                      Amount and Nature
                                                        of Beneficial
                                                       Ownership(2) (3)                        Percent of:
                                              --------------------------------      --------------------------
                                                                                                        Class B
Name and Address of                                                Class B                               Common
Beneficial Shareholder(1)                     Common Stock     Common Stock(4)      Common Stock         Stock
-------------------------                     ------------     ---------------      ------------         -----
Roberta Lipson                                  22,275(5)            100,000(6)           3.3%            51.6%

Elyse Beth Silverberg                           26,812(7)             65,125              3.9%            33.6%

Lawrence Pemble                                 22,261(8)             18,625              3.3%             9.6%

Robert C. Goodwin, Jr.                          43,096(9)                  0              6.2%             0%

Julius Y. Oestreicher                           14,575(10)                 0              2.2%             0%
   235 Mamaroneck Avenue
   White Plains, New York

A. Kenneth Nilsson                              14,575(11)                 0              2.2%             0%
   P.O. Box 2510
   Monterey, California

Carol R. Kaufman                                   900(12)                 0              *                0%
  c/o The Cooper Companies
  6140 Stoneridge Mall Road
  Pleasanton, California

Steven T. Newby                                168,910(13)                 0             25.7%             0%
  55 Quince Orchard Road
  Suite 606
  Gaithersburg, Maryland

All Executive Officers and Directors as a      144,494(14)           183,750             18.2%            94.8%
Group (7 persons)
---------------------

* Less than 1%.

(1) Unless otherwise indicated, the business address of each person named in the table is c/o U.S.-China Industrial Exchange, Inc., 7201 Wisconsin Avenue, Bethesda, Maryland 20814.

(2) Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares indicated below.

(3) Beneficial ownership is calculated in accordance with Regulation S-K as promulgated by the SEC.

(4) The Class B Common Stock is entitled to six votes per share, whereas the Common Stock is entitled to one vote per share.

(5) Includes 22,000 shares underlying options that are subject to the Approval. If the Approval is obtained, such options will become immediately exercisable with respect to all of the underlying shares.

(6) Includes 5,000 shares held by the Ariel Benjamin Lee Trust, of which Ms. Lipson is a Trustee.

(7) Includes 22,000 shares underlying options that are subject to the Approval. If the Approval is obtained, such options will become immediately exercisable with respect to all of the underlying shares.

(8) Includes 22,000 shares underlying options that are subject to the Approval. If the Approval is obtained, such options will become immediately exercisable with respect to all of the underlying shares.

(9) Includes 5,133 shares that may be purchased pursuant to currently exercisable stock options. Also includes 36,484 shares underlying options that are subject to the Approval. If the Approval is obtained, such options will become immediately exercisable with respect to all of the underlying shares.

(10) Represents shares that may be purchased pursuant to currently exercisable stock options. Includes 6,600 shares underlying options that are subject to the Approval. If the Approval is obtained, such options will become immediately exercisable with respect to all of the underlying shares. Does not include 2,750 shares of Common Stock beneficially owned by Mr. Oestreicher's wife.

(11) Includes 6,600 shares that may be purchased pursuant to currently exercisable stock options. Also includes 6,600 shares underlying options that are subject to the Approval. If the Approval is obtained, such options will become immediately exercisable with respect to all of the underlying shares.

(12) Represents shares that may be purchased pursuant to currently exercisable stock options.

(13)     The amount and nature of beneficial ownership of these shares by Steven
         T. Newby is based solely on the Schedule 13G filings as submitted by Mr. Newby. The Company has no independent knowledge of the accuracy or completeness of the information set forth in such

         Schedule 13G filings, but has no reason to believe that such information is not complete or accurate.

(14) Includes an aggregate of 20,609 shares that may be purchased pursuant to currently exercisable stock options. Also includes 115,684 shares underlying options that are subject to the Approval. If the Approval is obtained, such options will become immediately exercisable with respect to all of the underlying shares.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

                  The following table sets forth information concerning the annual and long term compensation during the Company's last three fiscal years of the Company's Chief Executive Officer and other most highly compensated executive officers whose salary and bonus for 2000 exceeds $100,000 for services rendered in all capacities to the Company and its subsidiaries:

                                                                                                         Long Term
                                                             Annual Compensation                        Compensation
                                            --------------------------------------------------------    ------------
                                                                                                           Shares
Name and                                                                               Other Annual     Shares Under-
Principal Position                          Year         Salary           Bonus        Compensation     lying Options
------------------                          ----         ------           -----        ------------     -------------
Roberta Lipson,                             2000         $174,656        $15,000        $155,410(1)       22,000(3)
   Chairperson of                           1999         $160,684          ---         $  42,594(1)          ---
   the Board, Chief                         1998         $152,300          ---         $  43,235(1)          ---
   Executive Officer and President

Elyse Beth Silverberg,                      2000         $168,185        $15,000        $117,960(2)       22,000(3)
   Executive Vice                           1999         $154,733          ---          $125,260(2)          ---
   President and                            1998         $146,659          ---         $  31,443(2)          ---
   Secretary

Lawrence Pemble,                            2000         $161,818        $15,000           ---            22,000(3)
   Executive Vice                           1999         $148,682          ---            $1,450             ---
   President Finance                        1998         $142,369          ---             ---               ---
   and Business Development

Robert C. Goodwin, Jr.                      2000         $158,472        $15,000           ---              39,050(4)
   Executive Vice                           1999         $139,736           ---           $1,120             7,700
   President Operations,                    1998         $125,129           ---            ---               1,250
   Treasurer, Assistant Secretary and
   General Counsel
------------------------

(1) Includes tuition expenses for Ms. Lipson's sons in China in the amounts of $62,980 for 2000, $38,164 for 1999, and $40,785 for 1998. Also
         includes rental expense of $88,000 in 2000.

(2) Includes yearly rental expense in the amount of $96,000 in 2000, $104,000 in 1999, and $9,600 in 1998 for Ms. Silverberg's housing in China and tuition expenses in the amounts of $23,960 for 2000, $21,260 for 1999, and $21,800 for 1998 for Ms. Silverberg's son in China.

(3) These options are subject to the Approval. The options will become exercisable with respect to all of the underlying shares immediately after the Approval is obtained.

(4) These options are subject to the Approval. The options will become exercisable with respect to 36,484 of the shares immediately after the Approval is obtained and with respect to the remaining 2,566 shares on 11/16/2002, subject to the Approval being obtained.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL REALIZABLE
                            NUMBER OF      % OF TOTAL                                        VALUE AT ASSUMED ANNUAL
                            SECURITIES     OPTIONS                                           RATES OF STOCK PRICE
                            UNDERLYING     GRANTED TO                                        APPRECIATION FOR OPTION
                            OPTIONS        EMPLOYEES IN    EXERCISE OR      EXPIRATION       TERMS
NAME                        GRANTED        FISCAL 2000     BASE PRICE       DATE             ------------------------
----                        -------        -----------     ----------       -----            5%($)         10%($)
                                                                                             -----         ------
Roberta Lipson              22,000 (1)     13.1%           $9.56/share      September 11,    $132,304      $335,284
                                                                            2010

Elyse Silverberg            22,000 (1)     13.1%           $9.56/share      September 11,    $132,304      $335,284
                                                                            2010

Robert C. Goodwin, Jr.      31,350 (1)     18.7%           $9.56/share      September 11,    $188,533      $477,779
                                                                            2010

Robert C. Goodwin, Jr.      7,700 (2)      4.6%            $8.25/share      November 16,     $  39,951     $101,242
                                                                            2010

Lawrence Pemble             22,000 (1)     13.1%           $9.56/share      September 11,    $132,304      $335,284
                                                                            2010
----------------

(1) These options will become immediately exercisable with respect to all underlying shares immediately upon the Approval being obtained.

(2) This option will become exercisable with respect to 5,134 of the shares immediately upon the Approval being obtained, and with respect to the remaining 2,566 shares on 11/16/2002, subject to the Approval being obtained.

                                      -12-


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                             SHARES                          UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                             ACQUIRED ON    VALUE            OPTIONS AT FISCAL YEAR END    AT FISCAL YEAR END
NAME                         EXERCISE (#)   REALIZED ($)     EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE(1)
----                         ------------   ------------     -------------------------     ----------------------------
Roberta Lipson                     0              $0                  22,000 (2)                      $0/$0
Elyse Silverberg                   0              $0                  22,000 (2)                      $0/$0
Robert C. Goodwin, Jr.             0              $0                  46,750 (3)                      $0/$0
Lawrence Pemble                    0              $0                  22,000 (2)                      $0/$0
-------------------
(1)      Based on the closing bid price per share of $6.75 on December 29, 2000, the last trading day of fiscal 2000.

(2) These options will become immediately exercisable with respect to all underlying shares immediately upon the Approval being obtained.

(3)      Options with respect to 7,700 of the shares are currently exercisable.
         Options with respect to 36,484 of the shares will become exercisable immediately upon the Approval being obtained, and with respect to the remaining 2,566 shares on 11/16/2002, subject to the Approval being obtained.

EMPLOYMENT AGREEMENTS

         The Company has entered into an employment agreement with each of Mmes. Lipson and Silverberg and Messrs. Pemble and Goodwin providing for base salaries to be subject to annual review and adjustment as determined by the Company, and which effective August 1, 2000, have been set at $184,437, $177,606, $170,775 and $167,244, respectively. Each such executive officer also receives additional benefits, including those generally provided to other executive officers of the Company. In addition, each of Mmes. Lipson and Silverberg also receives reimbursement of expenses relating to residing in China. Each employment agreement also contains non-competition provisions that preclude each executive from competing with the Company for a period of two years from the date of termination of employment unless his or her employment is terminated by the Company without cause, as such term is defined in the employment agreements. Each employment agreement was automatically extended for the one-year periods ending April 30, 2001 and 2002, and is subject to successive annual renewal.

         The Company has obtained an individual term life insurance policy covering Ms. Lipson in the amount of $2,000,000. The Company is the sole beneficiary under this policy.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the one-year period ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with.

                                   PROPOSAL 2
                            RATIFICATION OF SELECTION
                                       OF
                        INDEPENDENT CERTIFIED ACCOUNTANTS

                  The Board of Directors believes it is appropriate to submit for approval by its shareholders its selection of Ernst & Young, LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2001.

                  Representatives of Ernst & Young, LLP are expected to be present at the Meeting with the opportunity to make a statement and to be available to respond to questions regarding these and any other appropriate matters.

                                   PROPOSAL 3
                APPROVAL OF AN AMENDMENT TO THE STOCK OPTION PLAN

                  The Stock Option Plan was adopted by the Company's Board of Directors on April 27, 1994 and amended by the Board of Directors on July 29, 1994 and on January 9 and September 26, 1997. On July 11, 2000, the Company's Board of Directors approved an additional amendment to the Stock Option Plan and directed that the amendment be submitted to the Company's shareholders for approval at the Meeting. The amendment provides for an increase of 220,000 (giving effect to the Stock Dividend), from 68,750 (giving effect to the Stock Dividend) to 288,750 (giving effect to the Stock Dividend), in the number of shares of Common Stock for which options may be granted under the Stock Option Plan. The Board of Directors adopted the amendment upon evaluating the Company's existing compensation programs and the Company's continuing need to attract, motivate and retain qualified key employees, officers and directors.

THE STOCK OPTION PLAN

                  The following is a discussion of certain terms of the Stock Option Plan, as amended:

                  Types of Grants and Eligibility
                  -------------------------------

                  The Stock Option Plan is designed to provide an incentive to key employees (including officers and directors who are key employees), non-employee directors and consultants of the Company and its present and future subsidiaries and to offer an additional inducement in obtaining the services of such individuals. The Stock Option Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options ("NQSOs").

                  Shares Subject to the Stock Option Plan
                  ---------------------------------------

                  The aggregate number of shares of Common Stock for which options may be granted under the Stock Option Plan may not exceed 68,750
(giving effect to the Stock Dividend), subject to amendments; provided, however, that the maximum number of shares of Common Stock with respect to which options may be granted to any individual in any fiscal year may not exceed 100,000. Such shares of

Common Stock may consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable may again become available for the granting of options under the Stock Option Plan.

                  Administration of the Stock Option Plan
                  ---------------------------------------

                  The Stock Option Plan is administered by the Board of Directors which, to the extent it shall determine, may delegate its powers with respect to the administration of the Stock Option Plan to a committee of the Board of Directors (the "Committee") consisting of not less than two directors, each of whom shall be a "non-employee director" within the meaning of rules and regulations promulgated by the SEC. References in the Stock Option Plan to determinations or actions by the Committee shall be deemed to include determinations and actions by the Board of Directors.

                  Subject to the express provisions of the Stock Option Plan, the Committee has the authority, in its sole discretion, to determine, among other things: the key employees and consultants who are to receive options; the times when they may receive options; whether an option granted to an employee is to be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option is to become exercisable; whether an option is to be exercisable in whole, in part or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments are to be cumulative; the date each installment is to become exercisable and the term of each installment; whether to accelerate the date of exercise of any installment; whether shares of Common Stock may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price are to become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in an applicable stock option contract; the amount, if any, necessary to satisfy the Company's obligation to withhold taxes; with the consent of the optionee, to cancel or modify an option, provided such option as modified would be permitted to be granted on such date under the terms of the Stock Option Plan; to prescribe, amend and rescind rules and regulations relating to the Stock Option Plan; and to make all other determinations necessary or advisable for administering the Stock Option Plan.

                  Exercise Price
                  --------------

                  The exercise price of the shares of Common Stock under each option is to be determined by the Committee; provided, however, that the exercise price is not to be less than 100% of the fair market value of the Common Stock subject to such option on the date of grant; and further provided, that if, at the time an ISO is granted, the optionee owns shares possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its subsidiaries or of a parent, the exercise price of such ISO may not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

                  Term
                  ----

                  The term of each employee or consultant option granted pursuant to the Stock Option Plan is established by the Committee, in its sole discretion, at or before the time such option is granted; provided, however, that the term of each ISO granted pursuant to the Stock Option Plan is to be for a period not exceeding ten years from the date of grant thereof, and further provided, that if, at the time an ISO is granted, the optionee owns shares possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its subsidiaries or of a parent, the term of the ISO is to be for a period not exceeding five years from the date of grant.

                  Exercise
                  --------

                  An option (or any part or installment thereof), to the extent then exercisable, is to be exercised by giving written notice to the Company at its principal office. Payment in full of the aggregate exercise price may be made (a) in cash or by certified check, or (b) if the applicable stock option contract at the time of grant so permits, with the authorization of the Committee, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or (c) with any combination of cash, certified check or shares of Common Stock.

                  The Committee may, in its discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed exercise notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price.

                  Termination of Relationship
                  ---------------------------

                  Any employee holder of an option whose employment with the Company (and its parent and subsidiaries) has terminated for any reason other than his death or disability may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his employment is terminated either (a) for cause, or (b) without the consent of the Company, said option terminates immediately. Options granted to employees under the Stock Option Plan are not affected by any change in the status of the holder so long as he or she continues to be a full-time employee of the Company, its parent or any of its subsidiaries (regardless of having been transferred from one corporation to another).

                  The termination of an optionee's relationship as a consultant or a non-employee director of the Company or of a subsidiary of the Company will not affect the option except as may otherwise be provided in the applicable stock option contract.

                  Death or Disability
                  -------------------

                  If an optionee dies (a) while he is employed by the Company, its parent or any of its subsidiaries, (b) within three months after the termination of his employment (unless such termination was for cause or without the consent of the Company), or (c) within one year following the termination of his employment by reason of disability, an employee's option may be exercised, to the extent exercisable on the date of his death, by his executor, administrator or other person at the time entitled by law to his rights under such option, at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

                  Any optionee whose employment has terminated by reason of disability may exercise his option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

                  The death or disability of a consultant or non-employee optionee to whom an option has been granted under the Stock Option Plan will not effect the option, except as may otherwise be provided in the applicable stock option contract.

                  Adjustments Upon Changes in Common Stock
                  ----------------------------------------

                  Notwithstanding any other provisions of the Stock Option Plan, in the event of any change in the outstanding Common Stock by reason of a share dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, split-up, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the Stock Option Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof will be appropriately adjusted by the Board of Directors, whose determination will be conclusive.

                  In the event of (a) the liquidation or dissolution of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation, or (c) any other capital reorganization (other than a recapitalization) in which more than 50% of the shares of Common Stock of the Company entitled to vote are exchanged, any outstanding options will terminate, unless other provision is made therefor in the transaction.

                  Amendments and Termination of the Stock Option Plan
                  ---------------------------------------------------

                  No option may be granted under the Stock Option Plan after April 26, 2004. The Board of Directors, without further approval of the Company's shareholders, may at any time suspend or terminate the Stock Option Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted thereunder meet the requirements for "incentive stock options" under the Code and to comply with the provisions of certain rules and regulations promulgated by the SEC, among other things; provided, however, that no amendment may be effective without the requisite prior or subsequent shareholder approval which would (a) except as required for anti-dilution adjustments, increase the maximum number of shares of Common Stock for which options may be granted under the Stock Option Plan, (b) materially increase the benefits to participants under the Stock Option Plan, or (c) change the eligibility requirements for individuals entitled to receive options under the Stock Option Plan.

                  Non-Transferability of Options
                  ------------------------------

                  No option granted under the Stock Option Plan may be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the holder thereof, only by such holder or such holder's legal representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and may not be subject to execution, attachment or similar process.

                  Withholding Taxes
                  -----------------

                  The Company may withhold cash and/or, with the authorization of the Committee, shares of Common Stock to be issued having an aggregate fair market value equal to the amount which it determines is necessary to satisfy its obligation to withhold federal, state and local income taxes or other taxes incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company may not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made.

                  Federal Income Tax Treatment
                  ----------------------------

                  The following is a general summary of the federal income tax consequences under current tax law of ISOs and NQSOs. It does not purport to cover special rules relating to, among other things, the exercise of an option with previously acquired shares nor state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

                  Generally, a holder does not recognize taxable income for federal income tax purposes upon the grant of an ISO or NQSO.

                  In the case of an ISO, no taxable income is recognized upon exercise of the option. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period (a "disqualifying disposition"), a portion of his equal to the excess of the fair market value of the shares on the date of exercise over the exercise price (but not more than the gain realized on the disposition) will be treated as ordinary income and the Company will generally be entitled to a deduction for such amount. Any additional gain or loss will be treated as a long-term or short-term capital gain or loss. Long-term capital gain is generally taxed at a more favorable rate than ordinary income. Proposed legislation would make such treatment even more favorable. There can be no assurance, however, that such proposed legislation will be enacted.

                  Upon the exercise of a NQSO, the holder recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price of the NQSO; the holder's basis in the shares acquired is equal to the amount, if any, paid upon exercise, increased by the amount of ordinary income required to be recognized; and the Company is generally entitled to a deduction for the amount of ordinary income recognized by the holder. If the optionee later sells the shares acquired pursuant to the NQSO, he or she will recognize long-term or short-term capital gain or loss depending upon the optionee's holding period for the stock.

                  Pursuant to currently applicable rules under Section 16(b) of the 1934 Act, the grant of an option (and not its exercise) to a person who is subject to the reporting and short-swing profit provisions under Section 16 of the 1934 Act (a "Section 16 Person") begins the six-month period of potential short-swing liability. The taxable event for the exercise of a NQSO that has been outstanding at least six months ordinarily will be the date of exercise. If a NQSO is exercised by a Section 16 Person within six months after the date of grant, however, taxation ordinarily will be deferred until the date which is six months after the date of grant, unless the person has filed a timely election pursuant to Section 83(b) of the Code to be taxed on the date of exercise. Pursuant to a recent amendment to the rules under Section 16(b) of the 1934 Act, the six month period of potential short-swing liability may be eliminated if the option grant (i) is approved in advance by the Company's board of directors (or a committee composed solely of two or more non-employee directors) or (ii) approved in advance, or subsequently ratified by the Company's shareholders no later than the next annual meeting of shareholders. Consequently, while there can be no assurance that either of the conditions described in clauses (i) or
(ii) above will be satisfied with respect to awards made under the Stock Option Plan, the taxable event for the exercise of a NQSO that satisfies either of the conditions described in clauses (i) or (ii) above will be the date of exercise.

                  In addition to the federal income tax consequences described above, an optionee who exercises an ISO may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares on the date of exercise over the exercise price therefor is an increase to his alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

GRANTS SUBJECT TO THE APPROVAL

                  Set forth below is the number of shares of Common Stock (giving effect to the Stock Dividend) underlying options that were granted under the Stock Option Plan to the persons indicated, subject to the Approval:

                     Name and Position                               Dollar Value              Number of Options
                     -----------------                               ------------              -----------------
Roberta Lipson, Chief Executive Officer and President                     $0                          22,000
Elyse Beth Silverberg, Executive Vice President and                       $0                          22,000
Secretary
Lawrence Pemble, Executive Vice President Finance and                     $0                          22,000
Business Development
Robert C. Goodwin, Jr.                                                    $0                          39,050
Executive Group                                                           $0                         105,050
Non-Executive Director Group                                              $0                          13,200
Non-Executive Officer Employee Group                                      $0                          42,094

                               VOTING REQUIREMENTS

                  Directors are elected by a plurality of the votes cast at the Meeting (Proposal 1). The affirmative vote of a majority of the votes cast in favor of or against such action at the Meeting by the holders of shares entitled to vote on such matter will be required to ratify the appointment of Ernst & Young, LLP as independent certified accountants of the Company for the fiscal year ending December 31, 2001 (Proposal 2) and to approve the amendment to the Stock Option Plan (Proposal 3). Abstentions and broker non-votes with respect to any matter are not considered as votes cast with respect to that matter.

                  THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED A VOTE IN FAVOR OF EACH NOMINEE NAMED IN THE PROXY AND FOR PROPOSALS 2 AND 3.

                                  MISCELLANEOUS

SHAREHOLDER PROPOSALS

                  Shareholders wishing to present proposals at the 2002 Annual Meeting of Shareholders and wishing to have their proposals presented in the proxy statement and form of proxy distributed by the Board of Directors in connection with the 2002 Annual Meeting of Shareholders must submit their proposals to the Company in writing on or before February 4, 2002.

                  If the Company does not receive notice by April 20, 2002 from a shareholder who intends to present at the next annual meeting a proposal that is not discussed in the Company's proxy statement, the persons named in the proxy accompanying the Company's proxy statement for that annual meeting will have the discretionary authority to vote on such proposal at such meeting.

OTHER MATTERS

                  Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

PROXIES

                  All shareholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.

                                             By Order of the Board of Directors,

                                             ELYSE BETH SILVERBERG
                                             Secretary

June 4, 2001

                                   APPENDIX A
                                   ----------

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                     U.S. - CHINA INDUSTRIAL EXCHANGE, INC.

I.       PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors (the "Board") of U.S.- China Industrial Exchange, Inc. (the "Corporation") in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established or may establish; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         o Review and appraise the audit efforts of the Corporation's independent accountants.

         o Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

         The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate.

II.      COMPOSITION OF THE AUDIT COMMITTEE

         The Audit Committee shall be comprised of two or more members of the Board as determined by the Board. The members of the Audit Committee shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of this Charter, the definition of independent directors will be based on the rules of the Nasdaq Stock Market, Inc. for audit committees, as amended, modified or supplemented from time to time. Commencing June 14, 2001, all members of the Audit Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee, and at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board or until their successors shall be duly elected and qualified. Unless a chairman of the Audit Committee (the "Chairman") is elected by the Board, the members of the Committee may designate a Chairman by majority vote of the full Audit Committee membership.

III.     MEETINGS

         The Audit Committee shall meet from time to time as called by the Chairman or as requested by the independent accountants. The Audit Committee may ask members of management or others to attend meetings of the Audit Committee and provide pertinent information as necessary. As part of its responsibility to foster open communication, the Audit Committee shall meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately. In addition, the Audit Committee or its Chairman shall discuss with management the Corporation's quarterly financial statements consistent with Section IV.3. below. The Audit Committee shall maintain minutes or other records of meetings and activities of the Audit Committee.

IV.      RESPONSIBILITIES AND DUTIES

         The duties of the Audit Committee shall include the following:

Documents/Reports Review
------------------------

         1. Review this Charter periodically, but at least annually, and update this Charter as conditions dictate.

         2. Review, prior to its filing or prior to its release, as the case may be, the Corporation's Form 10-K and annual report to stockholders.

         3. Review the Corporation's Form 10-Q prior to its filing. The Chairman may represent the entire Audit Committee for purposes of this review.

         4. Review such other reports or other financial information submitted to the Securities and Exchange Commission or the public as the Audit Committee shall deem appropriate. The Chairman may represent the entire Audit Committee for purposes of this review.

Independent Accountants
-----------------------

         1. Recommend to the Board the selection of the independent accountants for each fiscal year, confirm and assure their independence and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships which effect the accountants' independence and should receive the written statement from the independent accountants required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time.

         2. Recommend to the Board the advisability of having the independent public accountants make specified studies and reports as to auditing matters, accounting procedures, tax or other matters.

         3. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

         4. Periodically consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

Financial Reporting Processes
-----------------------------

         1. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         2. Review with the independent accountants and management major changes to the Corporation's auditing and accounting principles and practices.

Process Improvement
-------------------

         1. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

         2. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         3. Review any significant disagreement among management and the independent accountants in connection with the preparation of any of the Corporation's financial statements.

         4. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Legal Compliance
----------------

         Review, with the Corporation's counsel, legal and regulatory matters that may have a significant impact on the Corporation's financial statements, including corporate securities trading policies.

Other Responsibilities
----------------------

         Perform any other activities consistent with this Charter, and the Corporation's Certificate of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

                                   PROXY CARD

PROXY                                                                    PROXY
-----                                                                    -----

                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.

                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

                  The undersigned holder of Common Stock or Class B Common Stock, as the case may be, of U.S.-CHINA INDUSTRIAL EXCHANGE, INC. (the "Company"), revoking all proxies heretofore given, hereby constitute and appoint Roberta Lipson and Elyse Beth Silverberg and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 2001 Annual Meeting of Shareholders of the Company, to be held at the offices of the Company, 7201 Wisconsin Avenue, Bethesda, Maryland, on Tuesday, July 17, 2001 at 10:00 A.M., local time, and at any adjournments or postponements thereof.

                  The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

                  Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR each of the proposals set forth on the reverse side.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

                        THE BOARD OF DIRECTORS RECOMMENDS
                       A VOTE FOR ALL LISTED NOMINEES AND
                              FOR PROPOSALS 2 AND 3

1.       Election of         FOR all nominees listed (except              WITHHOLD AUTHORITY to
         seven Directors     as marked to the contrary)                   vote for all listed nominees below
                                            |_|                                          |_|


Nominees:       Roberta Lipson, Elyse Beth Silverberg, Lawrence Pemble, Robert C. Goodwin, Jr.,
                A. Kenneth Nilsson, Julius Y. Oestreicher and Carol R. Kaufman.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CROSS
OUT THAT NOMINEE'S NAME IN THE LIST PROVIDED ABOVE.)

2.              Proposal to ratify the Board of Directors' selection of Ernst &
                Young, LLP as the Company's independent certified accountants for the fiscal year ending December 31, 2001.

                      FOR   |_|             AGAINST   |_|              ABSTAIN   |_|

3.              Proposal to amend the Company's 1994 Stock Option Plan.
                      FOR   |_|             AGAINST   |_|              ABSTAIN   |_|

4. The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.

                The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee named in Proposal 1 and FOR Proposals 2 and 3 and in accordance with their discretion on such other matters as may properly come before the meeting.

                                              Dated: _____________________, 2001

                                              ----------------------------------

                                              ----------------------------------
                                                           Signature(s)

                                    (Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.)

                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY

                                       ii